AMENDMENT NO. 5 TO CLASS A SHAREHOLDERS AGREEMENT
              -------------------------------------------------

     This Amendment No. 5 to the Class A Shareholders Agreement is made as of this 14th day of May, 1997, by and between PEPSI-COLA PUERTO RICO BOTTLING COMPANY, a Delaware corporation (the "Corporation") and the individual and corporate shareholders (the "Shareholders") of the Corporation whose signatures appear in the signature pages hereto.

     WHEREAS, the undersigned are all parties to that certain Class A Shareholders Agreement dated as of April 27, 1987, as amended under Amendment No. 1 to Class A Shareholders Agreement dated as of July, 1990, Amendment No. 2 to Class A Shareholders Agreement dated as of November 5, 1993, Amendment No. 3 to Class A Shareholders Agreement dated as of August 28, 1995, and Amendment No. 4 to Class A Shareholders Agreement dated as of the 7th day of January, 1997 (hereinafter the "Agreement"); and,

     WHEREAS, on September 28, 1996, the parties hereto executed a Stock Option Agreement (the "Option Agreement") whereby all Class A shareholders granted to Mr. Rafael Nin an option to purchase all 5,000,000 Class A shares of the Corporation for a purchase price of $1 per share and which option is exercisable within a period of two (2) years from the date thereof; and,

     WHEREAS, also on September 28, 1996, the parties hereto executed a Voting Trust Agreement and Irrevocable Proxy (the "Trust Agreement") whereby all Class A shareholders delivered and deposited with Mr. Nin the 5,000,000 Class A shares of the Corporation in trust granting thereby to Mr. Nin the right to vote said shares in all shareholder meetings; and,

     WHEREAS, as of May 14, 1997, the parties hereto have entered into a new Stock Option Agreement ("Option Agreement No. 2") and Trust Agreement ("Trust Agreement No. 2") in respect of 2,500,000 Class B shares of the Corporation (herein the "Class B Shares") wherein the Shareholders (i) granted to Mr. Rafael Nin, in furtherance of any settlement relating to the class action suits commenced by some of the public shareholders of the Company (herein the "Suits"), an option to purchase said amount of Class B Shares, said option being exercisable from the date hereof up to December 31, 1997, as set forth in said Option Agreement No. 2, and (ii) delivered said shares with Mr. Nin in trust under the Trust Agreement No. 2 granting thereby to Mr. Nin the right to vote said shares in all matters requiring of shareholder approval and to make such shares available for purposes of Option Agreement No. 2; and

     WHEREAS, in consideration of the parties' agreements set forth in the Option Agreement No. 2 and the Trust Agreement No. 2, the Shareholders desire to amend certain provisions of the Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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     1.   All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement as amended.

     2. In the event that the Option with respect to Class A Shares is exercised pursuant to that certain Agreement titled Stock Option Agreement dated September 28, 1996 by and between the Shareholders, Rafael Nin and the Corporation, the Corporation agrees to undertake, as promptly as practicable thereafter, such steps and acts necessary to register the Class B Shares held by the Shareholders with the Securities and Exchange Commission; and to otherwise provide for any other alternatives available to make such B Shares fully tradable in the public markets. All costs and expenses, except underwriting commissions, associated with the foregoing undertaking shall be borne by the Corporation.

     3. The Agreement shall be and is hereby amended for purposes of providing that notwithstanding any provision therein to the contrary, as of the date in which the court before which the Suits are being processed enters into and issues a final and unappealable order approving the settlement reached with the plaintiffs of such Suits, all restrictions relating to the transferability of Shares under the Agreement shall be deemed without effect and no longer be limited or restricted as to their disposition of Shares of the Corporation or subject to the terms of the Agreement. In this respect, as of such date, the Agreement shall be terminated and no longer effective for all intent and purposes.

     After the above referenced date regarding the finality of the order approving the settlement, any Shareholder may thereafter dispose of his, her or its Shares of the Corporation by any lawful means including the following alternatives: (i) a Rule 144 offering (subject to the volume limitations set forth in said Rule 144), (ii) by virtue of a filing and registration of Class B shares by the Corporation through Form S-3 of the Securities and Exchange Commission which filing shall be made by the Company not later than October 31, 1997, or (iii) if the Form S-3 filing is not available to the Corporation by October 31, 1997, the Corporation agrees to undertake to file promptly a Form S-1 with the Securities and Exchange Commission for the registration of all of such Class B Shares. With respect to each of the above alternatives, the Corporation shall undertake to do all things and perform all acts required or necessary in connection with the preparation and filing of any registration statement, prospectus and/or form with the Securities and Exchange Commission as may be required under applicable securities laws, and, shall pay all expenses related thereto, except any underwriting commissions.

     4. It is further agreed that (i) shares subject to the Voting Trust Agreement or the Option Agreement (to the extent such agreement is still in effect) shall continue to be subject to the restrictions on transfer and other terms of the Voting Trust Agreement and the Option Agreement, respectively; (ii) all Shares shall be subject to the restrictions on

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transfer  imposed  by  applicable  securities  laws;  (iii)  the  Essential
Shareholders may not sell or otherwise transfer any Shares if such sale or transfer would give PepsiCo, Inc. the right to terminate any of the Exclusive Bottling Appointments dated April 27, 1987 between PepsiCo, Inc., the Corporation and the shareholders specified therein; and (iv) the holders of Class A Shares may not sell any Class A Shares, even after termination of the Voting Trust Agreement, without the consent of the Corporation, and shall, at the request of the Corporation, and to the extent that the EBAs require the Essential Shareholders to maintain voting control of the Corporation, transfer to the Essential Shareholders, in exchange for Class B Shares held by the Essential Shareholders, as many Class A Shares as shall be necessary so that, after termination of the Voting Trust Agreement, the Essential Shareholders maintain voting control of the Corporation.

     5. Other than for the amendments herein set forth, the Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4 shall remain in full force and effect, unaltered and unchanged, with the provisions of this Amendment No. 5 being fully incorporated to the Agreement and Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4.

     6. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 5 to
Class A Shareholders Agreement, as of the date first above written.

CORPORATION                                       SHAREHOLDERS
-----------                                       ------------
PEPSI-COLA PUERTO RICO
  BOTTLING COMPANY

By: /s/ RAFAEL NIN                                /s/Charles H. Beach
    --------------                                /s/PATRICIA BEACH
                                                  ---------------------------
                                                  Charles H. Beach, for himself and as trustee
                                                  under Voting Trust Agreement dated 8/25/96

                                                  /s/MICHAEL J. GERRITS
                                                  ---------------------------
                                                  Michael J. Gerrits, as Trustee under Voting
                                                  Trust dated April 27, 1987.

                                                  /s/JOHN W. BECK
                                                  ---------------------------
                                                  John W. Beck

                                                  /s/CHARLES R. KRAUSER
                                                  ---------------------------
                                                  Charles R. Krauser, as Trustee under Voting
                                                  Trust dated April 27, 1987.

                                                  /s/INES DE S. SCHEDLBAUER
                                                  ---------------------------
                                                  Girasol Enterprises, S.A.

                                                  /s/ANTON SCHEDLBAUER
                                                  ---------------------------
                                                  Lumiye International, S.A.

                                                  /s/GEORGE HAAS
                                                  ---------------------------
                                                  Haas Financial Corporation


                                                  ---------------------------
                                                  Sumner Kramer

                                                  /s/ANGEL COLLADO-SCHWARZ
                                                  ---------------------------
                                                  Angel Collado-Schwarz

                                                  /s/RAFAEL NIN
                                                  ---------------------------
                                                  Rafael Nin



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